SCHEDULE OF RECONCILIATION OF INCOME TAX EXPENSE (BENEFIT) (Details)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Statutory US Federal tax rate	21.00%	21.00%
State and local income taxes, net of Federal benefit	0.00%	0.00%
Stock compensation	(7.00%)	(11.10%)
Other	0.00%	(0.10%)
Temporary differences	(0.40%)	(1.30%)
Valuation allowance	(13.60%)	(8.50%)
Total	0.00%	0.00%